SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 13, 2003

                       FIRST KANSAS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Kansas                      0-24037                 48-1198888
----------------------------      --------------         ---------------------
(State or other jurisdiction      (SEC File No.)             (IRS Employer
of incorporation)                                        Identification Number)




  600 Main Street, Osawatomie, Kansas                       66064
  -----------------------------------                       -----
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:         (913) 755-3033
                                                            --------------




                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On November 13, 2003, the Registrant and Landmark Bancorp, Inc. jointly announced that they have signed a definitive merger agreement, whereby Landmark Bancorp, Inc. will acquire the Registrant.

         A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
--------------------------------------------------------------


 Exhibit
 Number            Description
 ------            -----------

 2.1 Agreement and Plan of Merger, dated as of November 13, 2003, between the Registrant and Landmark Bancorp, Inc.

  99      Press Release dated November 13, 2003. *



* Incorporated by reference into the DEFA14A filed by the Registrant on November 14, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FIRST KANSAS FINANCIAL CORPORATION





Date: November 14, 2003                    By:     /s/Larry V. Bailey
                                                   --------------------------
                                                   Larry V. Bailey
                                                   President